Exhibit 99.2

W. P. Carey Inc.
Supplemental Information
Third Quarter 2016

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us” and “our” include W. P. Carey Inc., its consolidated subsidiaries and its predecessors, unless otherwise indicated. “CPA® REITs” means Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “CWI REITs” means Carey Watermark Investors Incorporated, or CWI 1, and Carey Watermark Investors 2 Incorporated, or CWI 2. “Managed REITs” means the CPA® REITs and the CWI REITs. “Managed Programs” means the Managed REITs, Carey Credit Income Fund, or CCIF, and Carey European Student Housing Fund I, L.P., or CESH I. “U.S.” means United States. “AUM” means assets under management.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO; adjusted funds from operations, or AFFO; earnings before interest, taxes, depreciation and amortization, or EBITDA; adjusted EBITDA; pro rata cash net operating income, or pro rata cash NOI; and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

Amounts may not sum to totals due to rounding.

W. P. Carey Inc.
Supplemental Information – Third Quarter 2016

W. P. Carey Inc.
Overview – Third Quarter 2016

Summary Metrics
As of or for the three months ended September 30, 2016.

Financial Results
			Segment
			Owned Real Estate	Investment Management	Consolidated
Revenues, excluding reimbursable costs – consolidated ($'000)			$173,534	$30,636	$204,170
Net income attributable to W. P. Carey ($'000)			99,972	10,971	110,943
Net income attributable to W. P. Carey per diluted share			0.93	0.10	1.03
Normalized pro rata cash NOI from real estate ($'000) (a) (b)			167,241	N/A	167,241
Adjusted EBITDA ($'000) (a) (b)			178,582	16,588	195,170
AFFO attributable to W. P. Carey ($'000) (a) (b)			131,492	12,979	144,471
AFFO attributable to W. P. Carey per diluted share (a) (b)			1.22	0.12	1.34

Distributions declared per share – third quarter					0.9850
Distributions declared per share – third quarter annualized					3.94
Dividend yield – annualized, based on quarter end share price of $64.53					6.1%
Dividend payout ratio – third quarter (c)					73.5%

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $64.53 ($'000)					$6,857,905
Pro rata net debt ($'000) (d)					4,128,383
Enterprise value ($'000)					10,986,288

Total capitalization ($'000) (e)					11,195,771

Total consolidated debt ($'000)					4,391,820
Gross assets ($'000) (f)					8,923,898
Liquidity ($'000) (g)					1,330,489

Pro rata net debt to enterprise value (b)					37.6%
Pro rata net debt to adjusted EBITDA (annualized) (a) (b)					5.3x
Total consolidated debt to gross assets					49.2%

Weighted-average interest rate (b)					3.8%
Weighted-average debt maturity (years) (b)					5.0

Standard & Poor's Rating Services – issuer rating					BBB (stable)
Moody's Investors Service – corporate rating					Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties					910
Number of operating properties					2
Number of tenants – net-leased properties					222

ABR from Investment Grade tenants as a % of total ABR – net-leased properties (h)					19.8%
ABR from Implied Investment Grade tenants as a % of total ABR – net-leased properties (i)					9.2%

Net-leased properties – square footage (millions)					91.8

Occupancy – net-leased properties (j)					99.1%
Weighted-average remaining lease term (years)					9.4

Acquisitions – third quarter ($'000)					$—
Dispositions – third quarter ($'000)					219,302

Managed Programs	CPA® REITs	CWI REITs	CCIF	CESH I	Total
AUM ($'000) (k)	$7,958,895	$4,011,695	$234,721	$38,167	$12,243,478
Acquisitions – third quarter ($'000)	31,174	400,932	N/A	—	432,106
Dispositions – third quarter ($'000)	154,044	—	N/A	—	154,044
________

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – Third Quarter 2016

(a)
Normalized pro rata cash NOI, Adjusted EBITDA and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.

(b)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Represents distributions declared per share divided by AFFO per diluted share.

(d)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Represents equity market capitalization plus total pro rata debt outstanding. See the Terms and Definitions section in the Appendix for a description of pro rata.

(f)	Gross assets represent consolidated total assets before accumulated depreciation.

(g)	Represents availability on our Senior Unsecured Credit Facility - Revolver plus cash and cash equivalents.

(h)
Includes tenants or guarantors with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of September 30, 2016.

(i)
Includes subsidiaries of non-guarantor parent companies with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of September 30, 2016.

(j)	Average occupancy for our two hotels was 85.3% for the three months ended September 30, 2016.

(k)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF and CESH I.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – Third Quarter 2016

Components of Net Asset Value
In thousands, except shares, per share amounts and percentages.

Real Estate	Three Months Ended Sep. 30, 2016	Annualized
Owned Real Estate:	A	A x 4
Normalized pro rata cash NOI (a)	$167,241	$668,964

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs: (b)
CPA®:17 – Global (10% of Available Cash)	5,276	21,104
CPA®:18 – Global (10% of Available Cash)	1,662	6,648
CWI 1 (8% of Available Cash)	2,270	9,080
CWI 2 (7.5% of Available Cash)	825	3,300
	10,033	40,132

Investment Management	Three Months Ended Sep. 30, 2016	Twelve Months Ended Sep. 30, 2016
Adjusted EBITDA (a)	$16,588	$54,548

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Sep. 30, 2016
Assets
Book value of real estate excluded from NOI (c)		$9,861
Cash and cash equivalents		209,483
Due from affiliates		51,508

Other assets, net:
Restricted cash, including escrow		$69,841
Straight-line rent adjustments		51,361
Securities and derivatives		46,228
Other intangible assets, net		42,400
Accounts receivable		40,463
Deferred charges		34,173
Prepaid expenses		30,380
Note receivable		10,521
Leasehold improvements, furniture and fixtures		6,103
Other		188
Total other assets, net		$331,658

Liabilities
Total pro rata debt outstanding (d)		$4,337,866
Distributions payable		106,545
Deferred income taxes		72,107
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses		$112,535
Prepaid and deferred rents		76,031
Tenant security deposits		28,288
Accrued taxes payable		20,047
Straight-line rent adjustments		3,056
Other		19,020
Total accounts payable, accrued expenses and other liabilities		$258,977

Investing for the long runTM | 3

W. P. Carey Inc.
Overview – Third Quarter 2016

Other	Number of Shares/Units Owned	NAV / Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed Programs: (e)
CPA®:17 – Global (3.4% ownership)	11,510,492	$10.24	(f)	$117,867
CPA®:18 – Global (1.4% ownership)	1,889,683	7.90	(g)	14,928
CWI 1 (1.1% ownership)	1,501,028	10.66	(h)	16,001
CWI 2 (0.6% ownership)	349,372	10.53	(i)	3,679
CCIF (16.5% ownership) (j)	2,777,778	9.00		25,000
CESH I (2.1% ownership) (k)	908	1,000.00		908
				$178,383
________

(a)
Normalized pro rata cash NOI and Adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. Pursuant to the terms of their subadvisory agreements, however, 20% of the distributions of Available Cash we receive from CWI 1 and 25% of the distributions of Available cash we receive from CWI 2 are paid to their respective subadvisors.

(c)	Represents the value of real estate not included in net operating income, such as vacant assets and in-progress build-to-suit properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Separate from operating partnership interests.

(f)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2015. We calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(g)
We own shares of CPA®:18 – Global’s Class A common stock. The NAV for CPA®:18 – Global’s Class A common stock was determined as of June 30, 2016. We calculated the NAV for CPA®:18 – Global’s Class A common stock by relying in part on an estimate of the fair market value of CPA®:18 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party), as well as other adjustments.

(h)
We calculated CWI 1’s NAV relying in part on appraisals of the fair market value of CWI 1’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions and fees payable to us) and CWI 1’s other net assets and liabilities at the same date. CWI 1’s NAV was based on shares of common stock outstanding at December 31, 2015.

(i)
We own shares of CWI 2’s Class A common stock. The NAV for CWI 2’s Class A common stock was determined as of December 31, 2015. We calculated the NAV for CWI 2’s Class A common stock by relying in part on an appraisal of the fair market value of CWI 2’s real estate portfolio and estimates of the fair market value of CWI 2’s mortgage debt at December 31, 2015. The net amount was then adjusted for other net assets and liabilities and our interest in disposition proceeds at December 31, 2015.

(j)
In December 2014, we purchased 2,777,778 shares of CCIF at $9.00 per share for a total purchase price of $25.0 million. We account for our interest in this investment using the equity method of accounting because we share the decision making with the third-party investment partner. The $9.00 purchase price does not reflect CCIF’s NAV at September 30, 2016.

(k)	We own limited partnership units of CESH I at its private placement offering price of $1,000.00 per share. This price does not reflect the NAV at September 30, 2016.

Investing for the long runTM | 4

W. P. Carey Inc.
Financial Results
Third Quarter 2016

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – Third Quarter 2016

Consolidated Statements of Income – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015
Revenues
Owned Real Estate:
Lease revenues	$163,786	$167,328	$175,244	$169,476	$164,741
Operating property revenues (a)	8,524	8,270	6,902	6,870	8,107
Reimbursable tenant costs	6,537	6,391	6,309	5,423	5,340
Lease termination income and other (b)	1,224	838	32,541	15,826	2,988
	180,071	182,827	220,996	197,595	181,176
Investment Management:
Asset management revenue	15,978	15,005	14,613	13,748	13,004
Reimbursable costs from affiliates	14,540	12,094	19,738	27,436	11,155
Structuring revenue	12,301	5,968	12,721	24,382	8,207
Dealer manager fees	1,835	1,372	2,172	2,089	1,124
Other advisory revenue	522	—	—	—	—
	45,176	34,439	49,244	67,655	33,490
	225,247	217,266	270,240	265,250	214,666
Operating Expenses
Depreciation and amortization	62,802	66,581	84,452	74,237	75,512
Reimbursable tenant and affiliate costs	21,077	18,485	26,047	32,859	16,495
General and administrative	15,733	20,951	21,438	24,186	22,842
Impairment charges	14,441	35,429	—	7,194	19,438
Property expenses, excluding reimbursable tenant costs	10,193	10,510	17,772	20,695	11,120
Subadvisor fees (c)	4,842	1,875	3,293	2,747	1,748
Stock-based compensation expense	4,356	4,001	6,607	5,562	3,966
Dealer manager fees and expenses	3,028	2,620	3,352	3,519	3,185
Restructuring and other compensation (d)	—	452	11,473	—	—
Property acquisition and other expenses (e) (f)	—	(207)	5,566	(20,097)	4,760
	136,472	160,697	180,000	150,902	159,066
Other Income and Expenses
Interest expense	(44,349)	(46,752)	(48,395)	(49,001)	(49,683)
Equity in earnings of equity method investments in the Managed Programs and real estate	16,803	16,429	15,011	12,390	12,635
Other income and (expenses)	5,101	426	3,871	(7,830)	6,608
	(22,445)	(29,897)	(29,513)	(44,441)	(30,440)
Income before income taxes and gain on sale of real estate	66,330	26,672	60,727	69,907	25,160
(Provision for) benefit from income taxes	(3,154)	8,217	(525)	(17,270)	(3,361)
Income before gain on sale of real estate	63,176	34,889	60,202	52,637	21,799
Gain on sale of real estate, net of tax	49,126	18,282	662	3,507	1,779
Net Income	112,302	53,171	60,864	56,144	23,578
Net income attributable to noncontrolling interests	(1,359)	(1,510)	(3,425)	(5,095)	(1,833)
Net Income Attributable to W. P. Carey	$110,943	$51,661	$57,439	$51,049	$21,745

Basic Earnings Per Share	$1.03	$0.48	$0.54	$0.48	$0.20
Diluted Earnings Per Share	$1.03	$0.48	$0.54	$0.48	$0.20
Weighted-Average Shares Outstanding
Basic	107,221,668	106,310,362	105,939,161	105,818,926	105,813,237
Diluted	107,468,029	106,530,036	106,405,453	106,383,786	106,337,040

Distributions Declared Per Share	$0.9850	$0.9800	$0.9742	$0.9646	$0.9550
________

(a)	Comprised of revenues of $8.5 million from two hotels for the three months ended September 30, 2016. During the three months ended March 31, 2016, we sold our remaining self-storage facility.

(b)
Amounts for the three months ended March 31, 2016 and December 31, 2015 include $32.2 million and $15.0 million respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(c)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 30% of the initial acquisition fees and 100% of asset management fees paid to us by CPA®:18 – Global.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)
Amounts for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 include expenses related to our formal strategic review of $(0.2) million, $5.5 million, $4.5 million and $1.2 million, respectively.

Investing for the long runTM | 6

W. P. Carey Inc.
Financial Results – Third Quarter 2016

(f)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – Third Quarter 2016

Statements of Income, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015
Revenues
Lease revenues	$163,786	$167,328	$175,244	$169,476	$164,741
Operating property revenues (a)	8,524	8,270	6,902	6,870	8,107
Reimbursable tenant costs	6,537	6,391	6,309	5,423	5,340
Lease termination income and other (b)	1,224	838	32,541	15,826	2,988
	180,071	182,827	220,996	197,595	181,176

Operating Expenses
Depreciation and amortization	61,740	65,457	83,360	73,189	74,529
Impairment charges	14,441	35,429	—	7,194	19,438
Property expenses, excluding reimbursable tenant costs	10,193	10,510	17,772	20,695	11,120
General and administrative	7,453	8,656	9,544	10,513	10,239
Reimbursable tenant costs	6,537	6,391	6,309	5,423	5,340
Stock-based compensation expense	1,572	907	1,837	1,929	1,468
Property acquisition and other expenses (c) (d)	—	78	2,897	(21,123)	3,642
Restructuring and other compensation (e)	—	(13)	4,426	—	—
	101,936	127,415	126,145	97,820	125,776
Other Income and Expenses
Interest expense	(44,349)	(46,752)	(48,395)	(49,001)	(49,683)
Equity in earnings of equity method investments in the Managed REITs and real estate	15,705	15,900	15,166	13,564	13,575
Other income and (expenses)	3,244	662	3,775	(7,593)	6,588
	(25,400)	(30,190)	(29,454)	(43,030)	(29,520)
Income before income taxes and gain on sale of real estate	52,735	25,222	65,397	56,745	25,880
(Provision for) benefit from income taxes	(530)	9,410	(2,088)	(10,129)	(5,247)
Income before gain on sale of real estate	52,205	34,632	63,309	46,616	20,633
Gain on sale of real estate, net of tax	49,126	18,282	662	3,507	1,779
Net Income from Owned Real Estate	101,331	52,914	63,971	50,123	22,412
Net income attributable to noncontrolling interests	(1,359)	(1,510)	(3,425)	(5,090)	(1,814)
Net Income from Owned Real Estate Attributable to W. P. Carey	$99,972	$51,404	$60,546	$45,033	$20,598

Basic Earnings Per Share	$0.93	$0.48	$0.57	$0.43	$0.19
Diluted Earnings Per Share	$0.93	$0.48	$0.57	$0.42	$0.19
Weighted-Average Shares Outstanding
Basic	107,221,668	106,310,362	105,939,161	105,818,926	105,813,237
Diluted	107,468,029	106,530,036	106,405,453	106,383,786	106,337,040
________

(a)	Comprised of revenues of $8.5 million from two hotels for the three months ended September 30, 2016. During the three months ended March 31, 2016, we sold our remaining self-storage facility.

(b)
Amounts for the three months ended March 31, 2016 and December 31, 2015 include $32.2 million and $15.0 million respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(c)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 include expenses related to our formal strategic review of $0.1 million, $2.8 million, $3.5 million and $0.1 million, respectively.

(e)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

Investing for the long runTM | 8

W. P. Carey Inc.
Financial Results – Third Quarter 2016

Statements of Income, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015
Revenues
Asset management revenue	$15,978	$15,005	$14,613	$13,748	$13,004
Reimbursable costs from affiliates	14,540	12,094	19,738	27,436	11,155
Structuring revenue	12,301	5,968	12,721	24,382	8,207
Dealer manager fees	1,835	1,372	2,172	2,089	1,124
Other advisory revenue	522	—	—	—	—
	45,176	34,439	49,244	67,655	33,490
Operating Expenses
Reimbursable costs from affiliates	14,540	12,094	19,738	27,436	11,155
General and administrative	8,280	12,295	11,894	13,673	12,603
Subadvisor fees (a)	4,842	1,875	3,293	2,747	1,748
Dealer manager fees and expenses	3,028	2,620	3,352	3,519	3,185
Stock-based compensation expense	2,784	3,094	4,770	3,633	2,498
Depreciation and amortization	1,062	1,124	1,092	1,048	983
Restructuring and other compensation (b)	—	465	7,047	—	—
Property acquisition and other expenses (c)	—	(285)	2,669	1,026	1,118
	34,536	33,282	53,855	53,082	33,290
Other Income and Expenses
Equity in earnings (losses) of equity method investment in CCIF	1,098	529	(155)	(1,174)	(940)
Other income and (expenses)	1,857	(236)	96	(237)	20
	2,955	293	(59)	(1,411)	(920)
Income (loss) before income taxes	13,595	1,450	(4,670)	13,162	(720)
(Provision for) benefit from income taxes	(2,624)	(1,193)	1,563	(7,141)	1,886
Net Income (Loss) from Investment Management	10,971	257	(3,107)	6,021	1,166
Net income attributable to noncontrolling interests	—	—	—	(5)	(19)
Net Income (Loss) from Investment Management Attributable to W. P. Carey	$10,971	$257	$(3,107)	$6,016	$1,147

Basic Earnings (Loss) Per Share	$0.10	$0.00	$(0.03)	$0.06	$0.01
Diluted Earnings (Loss) Per Share	$0.10	$0.00	$(0.03)	$0.06	$0.01
Weighted-Average Shares Outstanding
Basic	107,221,668	106,310,362	105,939,161	105,818,926	105,813,237
Diluted	107,468,029	106,530,036	106,405,453	106,383,786	106,337,040
________

(a)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 30% of the initial acquisition fees and 100% of asset management fees paid to us by CPA®:18 – Global.

(b)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(c)
Amounts for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 include expenses related to our formal strategic review of $(0.3) million, $2.7 million, $1.0 million and $1.1 million, respectively.

Investing for the long runTM | 9

W. P. Carey Inc.
Financial Results – Third Quarter 2016

FFO and AFFO, Consolidated – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015
Net income attributable to W. P. Carey	$110,943	$51,661	$57,439	$51,049	$21,745
Adjustments:
Depreciation and amortization of real property	61,396	65,096	82,957	72,729	74,050
Gain on sale of real estate, net	(49,126)	(18,282)	(662)	(3,507)	(1,779)
Impairment charges	14,441	35,429	—	7,194	19,438
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(3,254)	(2,662)	(2,625)	(3,585)	(2,632)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,354	1,331	1,309	1,275	1,293
Total adjustments	24,811	80,912	80,979	74,106	90,370
FFO Attributable to W. P. Carey (as defined by NAREIT) (a)	135,754	132,573	138,418	125,155	112,115
Adjustments:
Above- and below-market rent intangible lease amortization, net (b)	12,564	13,105	(1,818)	6,810	10,184
Straight-line and other rent adjustments (c)	(5,116)	(2,234)	(26,912)	(17,558)	(1,832)
Other amortization and non-cash items (d) (e) (f)	(4,897)	404	(3,202)	1,714	(2,248)
Stock-based compensation	4,356	4,001	6,607	5,562	3,966
Tax (benefit) expense – deferred	(2,999)	(16,535)	(2,988)	6,147	(1,412)
Loss (gain) on extinguishment of debt	2,072	(112)	1,925	7,950	(2,305)
Realized losses (gains) on foreign currency	1,559	1,222	(212)	591	367
Amortization of deferred financing costs	1,007	541	723	630	749
Restructuring and other compensation (g)	—	452	11,473	—	—
Property acquisition and other expenses (h) (i)	—	(207)	5,566	(20,097)	4,760
Allowance for credit losses	—	—	7,064	8,748	—
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	261	(841)	1,321	3,473	2,460
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO (j)	(90)	(131)	1,499	6,426	(156)
Total adjustments	8,717	(335)	1,046	10,396	14,533
AFFO Attributable to W. P. Carey (a)	$144,471	$132,238	$139,464	$135,551	$126,648

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) (a)	$135,754	$132,573	$138,418	$125,155	$112,115
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share (a)	$1.26	$1.24	$1.30	$1.18	$1.05
AFFO attributable to W. P. Carey (a)	$144,471	$132,238	$139,464	$135,551	$126,648
AFFO attributable to W. P. Carey per diluted share (a)	$1.34	$1.24	$1.31	$1.27	$1.19
Diluted weighted-average shares outstanding	107,468,029	106,530,036	106,405,453	106,383,786	106,337,040
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Amount for the three months ended March 31, 2016 includes $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property that was sold during the period.

(c)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during the period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received in December 2015 that represented core income for the three months ended March 31, 2016. Amount for the three months ended December 31, 2015 includes an adjustment to exclude $15.0 million related to lease termination income recognized in connection with the aforementioned domestic property, which was determined to be non-core income.

(d)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(e)
Effective July 1, 2016, the amortization of debt premiums and discounts, which was previously included in Other amortization and non-cash items, is included in Amortization of deferred financing costs. Prior periods are retrospectively adjusted to reflect this change. Amortization of debt premiums and discounts for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 was $0.3 million, $0.8 million, $0.6 million, $0.8 million and $0.7 million, respectively.

(f)	Amount for the three months ended September 30, 2016 includes an adjustment of $0.6 million to exclude a portion of a gain recognized on the deconsolidation of an affiliate.

(g)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

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W. P. Carey Inc.
Financial Results – Third Quarter 2016

(h)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(i)
Amounts for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 include expenses related to our formal strategic review of $(0.2) million, $5.5 million, $4.5 million and $1.2 million, respectively.

(j)	Amount for the three months ended December 31, 2015 includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

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W. P. Carey Inc.
Financial Results – Third Quarter 2016

FFO and AFFO, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015
Net income from Owned Real Estate attributable to W. P. Carey	$99,972	$51,404	$60,546	$45,033	$20,598
Adjustments:
Depreciation and amortization of real property	61,396	65,096	82,957	72,729	74,050
Gain on sale of real estate, net	(49,126)	(18,282)	(662)	(3,507)	(1,779)
Impairment charges	14,441	35,429	—	7,194	19,438
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(3,254)	(2,662)	(2,625)	(3,585)	(2,632)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,354	1,331	1,309	1,275	1,293
Total adjustments	24,811	80,912	80,979	74,106	90,370
FFO Attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	124,783	132,316	141,525	119,139	110,968
Adjustments:
Above- and below-market rent intangible lease amortization, net (b)	12,564	13,105	(1,818)	6,810	10,184
Straight-line and other rent adjustments (c)	(5,116)	(2,234)	(26,912)	(17,558)	(1,832)
Other amortization and non-cash items (d) (e) (f)	(4,356)	15	(3,246)	1,290	(2,353)
Tax (benefit) expense – deferred	(3,387)	(14,826)	(1,499)	1,804	(28)
Loss (gain) on extinguishment of debt	2,072	(112)	1,925	7,950	(2,305)
Stock-based compensation	1,572	907	1,837	1,929	1,468
Realized losses (gains) on foreign currency	1,559	1,204	(245)	594	321
Amortization of deferred financing costs	1,007	541	723	630	749
Property acquisition and other expenses (g) (h)	—	78	2,897	(21,123)	3,642
Restructuring and other compensation (i)	—	(13)	4,426	—	—
Allowance for credit losses	—	—	7,064	8,748	—
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	884	(312)	1,038	1,767	1,222
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO (j)	(90)	(131)	1,499	6,426	(156)
Total adjustments	6,709	(1,778)	(12,311)	(733)	10,912
AFFO Attributable to W. P. Carey - Owned Real Estate (a)	$131,492	$130,538	$129,214	$118,406	$121,880

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	$124,783	$132,316	$141,525	$119,139	$110,968
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Owned Real Estate (a)	$1.16	$1.24	$1.33	$1.12	$1.04
AFFO attributable to W. P. Carey - Owned Real Estate (a)	$131,492	$130,538	$129,214	$118,406	$121,880
AFFO attributable to W. P. Carey per diluted share - Owned Real Estate (a)	$1.22	$1.22	$1.21	$1.11	$1.15
Diluted weighted-average shares outstanding	107,468,029	106,530,036	106,405,453	106,383,786	106,337,040
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Amount for the three months ended March 31, 2016 includes $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property that was sold during the period.

(c)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during the period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received in December 2015 that represented core income for the three months ended March 31, 2016. Amount for the three months ended December 31, 2015 includes an adjustment to exclude $15.0 million related to lease termination income recognized in connection with the aforementioned domestic property, which was determined to be non-core income.

(d)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(e)
Effective July 1, 2016, the amortization of debt premiums and discounts, which was previously included in Other amortization and non-cash items, is included in Amortization of deferred financing costs. Prior periods are retrospectively adjusted to reflect this change. Amortization of debt premiums and discounts for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 was $0.3 million, $0.8 million, $0.6 million, $0.8 million and $0.7 million, respectively.

(f)	Amount for the three months ended September 30, 2016 includes an adjustment of $0.6 million to exclude a portion of a gain recognized on the deconsolidation of an affiliate.

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W. P. Carey Inc.
Financial Results – Third Quarter 2016

(g)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(h)
Amounts for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 include expenses related to our formal strategic review of $0.1 million, $2.8 million, $3.5 million and $0.1 million, respectively.

(i)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(j)	Amount for the three months ended December 31, 2015 includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

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W. P. Carey Inc.
Financial Results – Third Quarter 2016

FFO and AFFO, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015
Net income (loss) from Investment Management attributable to W. P. Carey	$10,971	$257	$(3,107)	$6,016	$1,147
FFO Attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	10,971	257	(3,107)	6,016	1,147
Adjustments:
Stock-based compensation	2,784	3,094	4,770	3,633	2,498
Other amortization and non-cash items (b)	(541)	389	44	424	105
Tax expense (benefit) – deferred	388	(1,709)	(1,489)	4,343	(1,384)
Restructuring and other compensation (c)	—	465	7,047	—	—
Property acquisition and other expenses (d)	—	(285)	2,669	1,026	1,118
Realized losses (gains) on foreign currency	—	18	33	(3)	46
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	(623)	(529)	283	1,706	1,238
Total adjustments	2,008	1,443	13,357	11,129	3,621
AFFO Attributable to W. P. Carey - Investment Management (a)	$12,979	$1,700	$10,250	$17,145	$4,768

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	$10,971	$257	$(3,107)	$6,016	$1,147
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Investment Management (a)	$0.10	$0.00	$(0.03)	$0.06	$0.01
AFFO attributable to W. P. Carey - Investment Management (a)	$12,979	$1,700	$10,250	$17,145	$4,768
AFFO attributable to W. P. Carey per diluted share - Investment Management (a)	$0.12	$0.02	$0.10	$0.16	$0.04
Diluted weighted-average shares outstanding	107,468,029	106,530,036	106,405,453	106,383,786	106,337,040
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(c)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 include expenses related to our formal strategic review of $(0.3) million, $2.7 million, $1.0 million and $1.1 million, respectively.

Investing for the long runTM | 14

W. P. Carey Inc.
Financial Results – Third Quarter 2016

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Three months ended September 30, 2016.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP.

	GAAP Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Owned Real Estate:
Lease revenues	$163,786	$4,767	$(5,842)	$162,711	$7,282	(e)	$169,993
Operating property revenues:
Hotel revenues	8,524	—	—	8,524	—		8,524
Reimbursable tenant costs	6,537	23	(156)	6,404	—		6,404
Lease termination income and other	1,224	—	(1)	1,223	(489)	(f)	734
	180,071	4,790	(5,999)	178,862	6,793		185,655
Investment Management:
Asset management revenue	15,978	—	—	15,978	—		15,978
Reimbursable costs	14,540	—	—	14,540	—		14,540
Structuring revenue	12,301	—	—	12,301	—		12,301
Dealer manager fees	1,835	—	—	1,835	—		1,835
Other advisory revenue	522	—	—	522	—		522
	45,176	—	—	45,176	—		45,176
	225,247	4,790	(5,999)	224,038	6,793		230,831
Operating Expenses
Depreciation and amortization	62,802	369	(2,642)	60,529	(59,134)	(g)	1,395
Reimbursable tenant and affiliate costs	21,077	22	(156)	20,943	—		20,943
General and administrative	15,733	1	(8)	15,726	—		15,726
Impairment charges	14,441	—	(618)	13,823	(13,823)		—
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	5,606	—	—	5,606	—		5,606
Non-reimbursable property expenses	4,587	8	(96)	4,499	12	(h)	4,511
Subadvisor fees (i)	4,842	—	—	4,842	—		4,842
Stock-based compensation expense	4,356	—	—	4,356	(4,356)	(h)	—
Dealer manager fees and expenses	3,028	—	—	3,028	—		3,028
Property acquisition and other expenses	—	2	(15)	(13)	13	(j)	—
	136,472	402	(3,535)	133,339	(77,288)		56,051
Other Income and Expenses
Interest expense	(44,349)	(572)	1,821	(43,100)	976	(k)	(42,124)
Equity in earnings of equity method investments in the Managed Programs and real estate:
Income related to our general partnership interests in the Managed REITs (l)	10,876	—	(567)	10,309	—		10,309
Joint ventures	3,212	(3,784)	(1)	(573)	986	(m)	413
Income related to our ownership in the Managed Programs	2,715	—	—	2,715	364	(n)	3,079
Equity in earnings of equity method investments in the Managed Programs and real estate	16,803	(3,784)	(568)	12,451	1,350		13,801
Other income and (expenses)	5,101	(1)	20	5,120	(1,079)	(o)	4,041
	(22,445)	(4,357)	1,273	(25,529)	1,247		(24,282)
Income before income taxes and gain on sale of real estate	66,330	31	(1,191)	65,170	85,328		150,498
Provision for income taxes	(3,154)	(31)	(168)	(3,353)	(2,674)	(p)	(6,027)
Income before gain on sale of real estate	63,176	—	(1,359)	61,817	82,654		144,471
Gain on sale of real estate, net of tax	49,126	—	—	49,126	(49,126)		—
Net Income	112,302	—	(1,359)	110,943	33,528		144,471
Net income attributable to noncontrolling interests	(1,359)	—	1,359	—	—		—
Net Income / AFFO Attributable to W. P. Carey	$110,943	$—	$—	$110,943	$33,528		$144,471
Earnings / AFFO Attributable to W. P. Carey Per Diluted Share	$1.03						$1.34
________

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W. P. Carey Inc.
Financial Results – Third Quarter 2016

(a)	Consolidated amounts shown represent WPC's consolidated statement of income for the three months ended September 30, 2016.

(b)	Represents the break-out by line item of amounts recorded in Equity in earnings of equity method investments in the Managed Programs and real estate and joint ventures.

(c)	Represents the break-out by line item of amounts recorded in Net income attributable to noncontrolling interests.

(d)	Represents our share in fully and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
For the three months ended September 30, 2016, represents the reversal of amortization of above- or below-market lease intangibles of $12.0 million and the elimination of non-cash amounts related to straight-line rent of $4.7 million.

(f)	Primarily represents an adjustment of other income received from a tenant in May 2016 that was straight-lined for GAAP purposes.

(g)	Adjustment is a non-cash adjustment excluding corporate depreciation and amortization.

(h)	Adjustment to exclude a non-cash item.

(i)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 30% of the initial acquisition fees and 100% of asset management fees paid to us by CPA®:18 – Global.

(j)	Adjustments to exclude a non-core item.

(k)	Represents the elimination of non-cash components of interest expense, such as deferred financing fees, debt premiums and discounts.

(l)	Amount includes 100% of CWI 2 general operating partnership distribution, including $0.3 million paid to subadvisors.

(m)	Adjustments to include our pro rata share of AFFO adjustments from equity investments.

(n)
Represents Adjusted MFFO from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs. Adjusted MFFO is defined as MFFO adjusted for deferred taxes and excluding the adjustment for realized gains and losses on hedges.

(o)	Represents eliminations of gains (losses) related to the extinguishment of debt, foreign currency, unrealized gains (losses) on derivatives and other items.

(p)	Represents primarily elimination of deferred taxes.

Investing for the long runTM | 16

W. P. Carey Inc.
Financial Results – Third Quarter 2016

Capital Expenditures
In thousands. For the three months ended September 30, 2016.

Tenant Improvements and Leasing Costs
Tenant improvements	$2,421
Leasing costs	748

Maintenance Capital Expenditures
Operating properties	$74
Net-lease properties	55

Non-maintenance Capital Expenditures
Build-to-suits, development, redevelopment and expansion (a)	$20,225
Other non-maintenance capital expenditures	2,860
________

(a)	Of the $20.2 million total, $13.2 million related to the expansion of existing assets and $7.0 million related to a redevelopment project.

Investing for the long runTM | 17

W. P. Carey Inc.
Balance Sheets and Capitalization
Third Quarter 2016

Investing for the long runTM | 18

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2016

Consolidated Balance Sheets
In thousands.

	Sep. 30, 2016	Dec. 31, 2015
Assets
Investments in real estate:
Real estate, at cost	$5,221,986	$5,309,925
Operating real estate, at cost	81,665	82,749
Accumulated depreciation	(455,613)	(381,529)
Net investments in properties	4,848,038	5,011,145
Net investments in direct financing leases	740,745	756,353
Assets held for sale, net (a)	128,462	59,046
Net investments in real estate	5,717,245	5,826,544
Equity investments in the Managed Programs and real estate (b)	294,690	275,473
Cash and cash equivalents	209,483	157,227
Due from affiliates	51,508	62,218
In-place lease and tenant relationship intangible assets, net	817,151	902,848
Goodwill	640,305	681,809
Above-market rent intangible assets, net	406,245	475,072
Other assets, net	331,658	360,898
Total Assets	$8,468,285	$8,742,089

Liabilities and Equity
Liabilities:
Non-recourse debt, net	$1,926,331	$2,269,421
Senior Unsecured Notes, net	1,837,216	1,476,084
Senior Unsecured Credit Facility - Revolver	378,358	485,021
Senior Unsecured Credit Facility - Term Loan, net	249,915	249,683
Accounts payable, accrued expenses and other liabilities	258,977	342,374
Below-market rent and other intangible liabilities, net	125,790	154,315
Deferred income taxes	72,107	86,104
Distributions payable	106,545	102,715
Total liabilities	4,955,239	5,165,717
Redeemable noncontrolling interest	965	14,944

Equity:
W. P. Carey stockholders' equity:
Preferred stock (none issued)	—	—
Common stock	106	104
Additional paid-in capital	4,389,363	4,282,042
Distributions in excess of accumulated earnings	(834,868)	(738,652)
Deferred compensation obligation	50,576	56,040
Accumulated other comprehensive loss	(221,326)	(172,291)
Total W. P. Carey stockholders' equity	3,383,851	3,427,243
Noncontrolling interests	128,230	134,185
Total equity	3,512,081	3,561,428
Total Liabilities and Equity	$8,468,285	$8,742,089
________

(a)
At September 30, 2016, we had 16 properties classified as Assets held for sale, net, including (i) a portfolio of 14 international properties with a carrying value of $115.4 million and (ii) two international properties with an aggregate carrying value of $13.1 million. Subsequent to September 30, 2016, we sold all of these properties. At December 31, 2015, we had two properties classified as Assets held for sale, net, one of which was sold during the nine months ended September 30, 2016.

(b)
Our equity investments in the Managed Programs totaled $154.7 million and $133.5 million as of September 30, 2016 and December 31, 2015, respectively. Our equity investments in real estate joint ventures totaled $140.0 million and $142.0 million as of September 30, 2016 and December 31, 2015, respectively.

Investing for the long runTM | 19

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2016

Capitalization
In thousands, except share and per share amounts. As of September 30, 2016.

Description	Shares	Share Price	Market Value
Equity
Common Equity	106,274,673	$64.53	$6,857,905
Preferred Equity			—
Total Equity Market Capitalization			6,857,905

			Outstanding Balance
Pro Rata Debt
Non-recourse Debt			1,851,458
Senior Unsecured Credit Facility – Revolver			378,358
Senior Unsecured Credit Facility – Term Loan			250,000
Senior Unsecured Notes:
Senior Unsecured Notes (due January 20, 2023)			558,050
Senior Unsecured Notes (due April 1, 2024)			500,000
Senior Unsecured Notes (due February 3, 2025)			450,000
Senior Unsecured Notes (due October 1, 2026)			350,000
Total Pro Rata Debt			4,337,866

Total Capitalization			$11,195,771

Investing for the long runTM | 20

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2016

Debt Overview
Dollars in thousands. Pro rata. As of September 30, 2016.

	Weighted - Average Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a) (b)	Percent
Non-Recourse Debt
Fixed	4.0	5.5%	$1,468,531	33.9%
Variable:
Floating	1.3	1.7%	198,026	4.6%
Swapped	3.7	5.0%	130,896	3.0%
Capped	2.0	1.5%	54,005	1.2%
Total Pro Rata Non-Recourse Debt	3.6	5.0%	1,851,458	42.7%

Recourse Debt
Fixed:
Senior Unsecured Notes (due January 20, 2023)	6.3	2.0%	558,050
Senior Unsecured Notes (due April 1, 2024)	7.5	4.6%	500,000
Senior Unsecured Notes (due February 3, 2025)	8.4	4.0%	450,000
Senior Unsecured Notes (due October 1, 2026)	10.0	4.3%	350,000
Total Senior Unsecured Notes	7.8	3.6%	1,858,050	42.8%
Variable:
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (c)	1.3	0.7%	378,358	8.7%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2017) (d)	0.3	1.8%	250,000	5.8%
Total Recourse Debt	6.1	3.0%	2,486,408	57.3%

Total Pro Rata Debt Outstanding (a)	5.0	3.8%	$4,337,866	100.0%
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Excludes unamortized discount, net totaling $8.4 million and unamortized deferred financing costs totaling $14.6 million as of September 30, 2016.

(c)
Based on the applicable currency, we incurred interest at the London Interbank Offered Rate (LIBOR) or the Euro Interbank Offered Rate (EURIBOR), plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.1 billion as of September 30, 2016. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(d)	We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan by one year prior to January 31, 2017.

Investing for the long runTM | 21

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2016

Debt by Currency
Dollars in thousands. Pro rata. As of September 30, 2016.

	USD		EUR		Other Currencies (a)		Total
	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD) (b) (c)	Weighted- Average Interest Rate
Non-Recourse Debt
Fixed	$1,066,783		$366,320		$35,428		$1,468,531
Variable	171,776		211,151		—		382,927
Total Pro Rata Non-Recourse Debt	1,238,559	5.6%	577,471	3.8%	35,428	5.7%	1,851,458	5.0%

Recourse Debt
Fixed:
Senior Unsecured Notes	1,300,000		558,050		—		1,858,050
Variable:
Senior Unsecured Credit Facility – Revolver	—		378,358		—		378,358
Senior Unsecured Credit Facility – Term Loan	250,000		—		—		250,000
Total Recourse Debt	1,550,000	3.9%	936,408	1.5%	—	—%	2,486,408	3.0%

Total Pro Rata Debt Outstanding (b) (c)	$2,788,559	4.6%	$1,513,879	2.4%	$35,428	5.7%	$4,337,866	3.8%
________

(a)	Other currencies include debt denominated in Canadian dollar, British pound sterling, Japanese yen, Malaysian ringgit and Thai baht.

(b)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Excludes unamortized discount, net totaling $8.4 million and unamortized deferred financing costs totaling $14.6 million as of September 30, 2016.

Investing for the long runTM | 22

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2016

Debt Maturity
Dollars in thousands. Pro rata. As of September 30, 2016.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b) (c)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
Remaining 2016	63	$13,300	3.5%	$74,976	$75,581	1.7%
2017	86	78,748	5.2%	477,828	487,229	11.2%
2018	35	51,231	3.6%	266,219	280,743	6.5%
2019	11	16,990	6.1%	51,450	61,198	1.4%
2020	21	34,437	5.2%	176,012	213,192	4.9%
2021	14	24,575	5.5%	106,361	128,639	3.0%
2022	30	42,245	5.1%	201,957	245,937	5.7%
2023	26	36,525	5.2%	91,087	151,123	3.5%
2024	22	20,408	5.9%	3,444	63,877	1.5%
2025	13	14,001	5.0%	47,942	86,208	2.0%
Thereafter	8	12,344	6.4%	18,992	57,731	1.3%
Total Pro Rata Non-Recourse Debt	329	$344,804	5.0%	$1,516,268	1,851,458	42.7%

Recourse Debt
Senior Unsecured Notes (due January 20, 2023)			2.0%		558,050
Senior Unsecured Notes (due April 1, 2024)			4.6%		500,000
Senior Unsecured Notes (due February 3, 2025)			4.0%		450,000
Senior Unsecured Notes (due October 1, 2026)			4.3%		350,000
Total Senior Unsecured Notes			3.6%		1,858,050	42.8%
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (d)			0.7%		378,358	8.7%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2017) (e)			1.8%		250,000	5.8%
Total Recourse Debt (e)			3.0%		2,486,408	57.3%

Total Pro Rata Debt Outstanding			3.8%		$4,337,866	100.0%
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Total outstanding balance includes balloon payments and scheduled amortization for our non-recourse debt.

(c)	Excludes unamortized discount, net totaling $8.4 million and unamortized deferred financing costs totaling $14.6 million as of September 30, 2016.

(d)
Based on the applicable currency, we incurred interest at the LIBOR or the EURIBOR, plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.1 billion as of September 30, 2016. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(e)	We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan by one year prior to January 31, 2017.

Investing for the long runTM | 23

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2016

Senior Unsecured Notes
As of September 30, 2016.

Ratings

	Issuer / Corporate		Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Rating	Outlook
Standard & Poor's	BBB	Stable	BBB	Stable
Moody's	Baa2	Stable	Baa2	Stable

Senior Unsecured Note Covenants

The following is a summary of the key financial covenants for the Senior Unsecured Notes, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the Senior Unsecured Notes.

Covenant	Metric	Required	As of September 30, 2016
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	42.8%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	18.7%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	4.1x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	194.7%

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate
Third Quarter 2016

Investing for the long runTM | 25

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the nine months ended September 30, 2016.

Acquisitions Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)	Gross Square Footage
1Q16 (N/A)

2Q16
Nord Anglia Education (3 properties) (a)	Coconut Creek and Windermere, FL; and Houston, TX	$167,673	Apr-16; May-16	Education Facility	591,874
Forterra Building Products (49 properties) (b)	Various, United States (43 properties) and Canada (6 properties)	218,162	Apr-16	Industrial	4,069,982
2Q16 Total		385,835			4,661.856

3Q16 (N/A)

Year-to-Date Total Acquisitions		$385,835			4,661,856

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q16
Carey Storage (sold 38.3% interest)	Taunton, MA	$1,532	Feb-16	Self Storage	19,754
Kraft Foods Group, Inc. (c)	Northfield, IL	44,700	Feb-16	Office	679,109
Humco Holding Group, Inc. (vacant land parcel)	Orem, UT	1,000	Mar-16	Land	N/A
Amylin Pharmaceuticals, Inc. (2 properties)	San Diego, CA	55,000	Mar-16	Office	144,311
1Q16 Total		102,232			843,174

2Q16
Vacant (formerly Pohjola Insurance Company) (b) (d)	Helsinki, Finland	60,898	Apr-16	Office	391,522
Ericsson	Piscataway, NJ	92,500	May-16	Office	491,966
Vacant (formerly Hibbett Sports, Inc.)	Birmingham, AL	6,000	Jun-16	Warehouse	219,312
AutoZone, Inc.	Bessemer, AL	337	Jun-16	Retail	5,400
2Q16 Total		159,735			1,108,200

3Q16
Logidis (b)	Cholet, France	8,351	Jul-16	Warehouse	216,712
Vacant (formerly Fiserv, Inc.) (e)	Norcross, GA	26,951	Jul-16	Office	220,676
Advanced Micro Devices	Sunnyvale, CA	175,000	Aug-16	Office	362,000
Atrium Windows and Doors, Inc.	Wylie, TX	9,000	Aug-16	Industrial	207,700
3Q16 Total		219,302			1,007,088

Year-to-Date Total Dispositions		$481,269			2,958,462
________

(a)
We have also agreed to provide an additional $128.1 million of build-to-suit financing over the next four years in order to fund expansions of the existing facilities. The consummation of build-to-suit financing is subject to the satisfaction of various closing conditions, and there can be no assurance that we will enter into the build-to-suit financing.

(b)	Amount reflects the applicable exchange rate on the date of the transaction.

(c)	In connection with this disposition, we recognized lease termination income of $32.2 million during the nine months ended September 30, 2016.

(d)
In April 2016, we transferred ownership of this property and the related non-recourse mortgage loan to the mortgage lender. Amount represents the carrying value of the mortgage loan on date of transfer.

(e)	In July 2016, this property was foreclosed upon. Amount represents the carrying value of the mortgage loan on date of foreclosure.

Investing for the long runTM | 26

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Joint Ventures
Dollars in thousands. As of September 30, 2016.

Joint Venture or JV (Principal Tenant)	JV Partnership		Consolidated		Pro Rata (a)
	Partner	WPC %	Debt Outstanding	ABR	Debt Outstanding	ABR

Unconsolidated Joint Ventures (Equity Method Investments)
Wanbishi Archives Co. Ltd. (b)	CPA®:17 – Global	3.00%	$25,660	$3,011	$770	$90
C1000 Logistiek Vastgoed B.V. (b)	CPA®:17 – Global	15.00%	73,177	13,662	10,977	2,049
Actebis Peacock GmbH (b)	CPA®:17 – Global	30.00%	—	3,650	—	1,095
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	CPA®:17 – Global	33.33%	—	3,151	—	1,050
Frontier Spinning Mills, Inc.	CPA®:17 – Global	40.00%	—	5,135	—	2,054
The New York Times Company	CPA®:17 – Global	45.00%	104,595	26,844	47,068	12,080
Total Unconsolidated Joint Ventures			203,432	55,453	58,815	18,418

Consolidated Joint Ventures
Berry Plastics Corporation	CPA®:17 – Global	50.00%	24,442	7,310	12,221	3,655
Tesco PLC (b)	CPA®:17 – Global	51.00%	34,711	6,345	17,702	3,236
Dick’s Sporting Goods, Inc.	CPA®:17 – Global	55.10%	19,556	3,410	10,775	1,879
Hellweg Die Profi-Baumärkte GmbH & Co. KG (b)	CPA®:17 – Global	63.48%	256,561	31,436	162,022	19,954
Eroski Sociedad Cooperativa (b)	CPA®:17 – Global	70.00%	—	2,268	—	1,588
Multi-tenant property in Illkirch-Graffens, France (b)	Third party	75.00%	7,405	625	5,554	469
U-Haul Moving Partners, Inc. and Mercury Partners, LP	CPA®:17 – Global	88.46%	—	36,008	—	31,853
McCoy-Rockford, Inc.	Third party	90.00%	3,633	857	3,270	771
Total Consolidated Joint Ventures			346,308	88,259	211,544	63,405
Total Unconsolidated and Consolidated Joint Ventures			$549,740	$143,712	$270,359	$81,823
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 27

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Top Ten Tenants
In thousands, except percentages. Pro rata. As of September 30, 2016.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	Number of Properties	ABR	ABR Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Stores	Germany	53	$33,902	4.9%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Cargo Transportation, Consumer Services	Various U.S.	78	31,853	4.7%
State of Andalucia (a)	Office	Sovereign and Public Finance	Spain	70	26,739	3.9%
Carrefour France SAS (a) (b)	Retail, Warehouse	Retail Stores	France	15	26,634	3.9%
Pendragon Plc (a)	Retail	Retail Stores, Consumer Services	United Kingdom	73	21,327	3.1%
Marriott Corporation	Hotel	Hotel, Gaming and Leisure	Various U.S.	18	19,774	2.9%
Forterra Building Products (a) (c)	Industrial	Construction and Building	Various U.S. and Canada	49	17,034	2.5%
True Value Company	Warehouse	Retail Stores	Various U.S.	7	15,372	2.2%
OBI Group (a)	Office, Retail	Retail Stores	Poland	18	15,220	2.2%
UTI Holdings, Inc.	Education Facility	Consumer Services	Various U.S.	5	14,285	2.1%
Total (d)				386	$222,140	32.4%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	At September 30, 2016, all 15 properties were classified as held for sale. Subsequent to September 30, 2016, we sold all 15 properties.

(c)	Of the 49 properties leased to Forterra Building Products, 43 are located in the United States and six are located in Canada.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 28

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Diversification by Property Type
In thousands, except percentages. Pro rata. As of September 30, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
Industrial	$138,142	20.2%	28,103	30.6%	$61,177	18.0%	13,587	28.5%
Office	101,148	14.8%	6,221	6.8%	37,082	10.9%	2,756	5.8%
Warehouse	68,600	10.0%	13,987	15.2%	22,527	6.6%	5,147	10.8%
Retail	27,489	4.0%	2,248	2.5%	10,623	3.1%	1,040	2.2%
Self Storage	31,853	4.6%	3,535	3.9%	31,853	9.3%	3,535	7.4%
Other (b)	65,793	9.6%	4,333	4.7%	21,603	6.3%	1,409	3.0%
U.S. Total	433,025	63.2%	58,427	63.7%	184,865	54.2%	27,474	57.7%

International
Industrial	51,776	7.6%	9,932	10.8%	41,497	12.2%	7,965	16.7%
Office	69,918	10.2%	5,413	5.9%	45,680	13.5%	3,892	8.2%
Warehouse	51,347	7.5%	10,412	11.3%	24,241	7.1%	4,585	9.6%
Retail	79,243	11.5%	7,658	8.3%	44,222	13.0%	3,728	7.8%
Self Storage	—	—%	—	—%	—	—%	—	—%
Other	—	—%	—	—%	—	—%	—	—%
International Total	252,284	36.8%	33,415	36.3%	155,640	45.8%	20,170	42.3%

Total
Industrial	189,918	27.8%	38,035	41.4%	102,674	30.2%	21,552	45.2%
Office	171,066	25.0%	11,634	12.7%	82,762	24.4%	6,648	14.0%
Warehouse	119,947	17.5%	24,399	26.5%	46,768	13.7%	9,732	20.4%
Retail	106,732	15.5%	9,906	10.8%	54,845	16.1%	4,768	10.0%
Self Storage	31,853	4.6%	3,535	3.9%	31,853	9.3%	3,535	7.4%
Other (b)	65,793	9.6%	4,333	4.7%	21,603	6.3%	1,409	3.0%
Total (c) (d)	$685,309	100.0%	91,842	100.0%	$340,505	100.0%	47,644	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants with the following property types: education facility, hotel, theater, sports facility and residential.

(c)	Includes square footage for any vacant properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 29

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of September 30, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Retail Stores (b)	$140,153	20.4%	20,630	22.5%	$56,015	16.5%	7,459	15.7%
Consumer Services	68,894	10.1%	5,565	6.0%	49,826	14.6%	4,137	8.7%
Sovereign and Public Finance	40,006	5.8%	3,408	3.7%	30,277	8.9%	3,000	6.3%
Automotive	39,513	5.8%	6,599	7.2%	24,960	7.3%	3,634	7.6%
Construction and Building	37,289	5.4%	8,086	8.8%	25,900	7.6%	6,114	12.8%
Hotel, Gaming and Leisure	34,065	5.0%	2,254	2.4%	8,917	2.6%	751	1.6%
High Tech Industries	33,600	4.9%	2,905	3.2%	15,992	4.7%	1,386	2.9%
Beverage, Food and Tobacco	29,524	4.3%	6,680	7.3%	22,802	6.7%	5,889	12.4%
Cargo Transportation	29,336	4.3%	4,229	4.6%	17,023	5.0%	2,595	5.4%
Media: Advertising, Printing and Publishing	27,750	4.0%	1,695	1.8%	5,787	1.7%	655	1.4%
Healthcare and Pharmaceuticals	27,699	4.0%	1,988	2.2%	8,470	2.5%	685	1.4%
Capital Equipment	26,897	3.9%	4,932	5.4%	17,429	5.1%	2,777	5.8%
Containers, Packaging and Glass	26,715	3.9%	5,325	5.8%	7,592	2.2%	1,556	3.3%
Wholesale	14,554	2.1%	2,806	3.1%	4,365	1.3%	741	1.5%
Business Services	12,068	1.8%	1,730	1.9%	574	0.2%	161	0.3%
Durable Consumer Goods	11,089	1.6%	2,485	2.7%	1,329	0.4%	370	0.8%
Grocery	10,897	1.6%	1,260	1.4%	4,822	1.4%	421	0.9%
Aerospace and Defense	10,675	1.6%	1,183	1.3%	5,252	1.6%	700	1.5%
Chemicals, Plastics and Rubber	9,568	1.4%	1,088	1.2%	1,911	0.6%	245	0.5%
Metals and Mining	9,350	1.4%	1,413	1.5%	3,467	1.0%	772	1.6%
Oil and Gas	8,402	1.2%	368	0.4%	7,928	2.3%	333	0.7%
Telecommunications	8,001	1.2%	582	0.6%	3,688	1.1%	296	0.6%
Non-Durable Consumer Goods	7,836	1.1%	1,883	2.1%	4,891	1.4%	1,320	2.8%
Banking	7,334	1.1%	596	0.6%	—	—%	—	—%
Other (c)	14,094	2.1%	2,152	2.3%	11,288	3.3%	1,647	3.5%
Total (d)	$685,309	100.0%	91,842	100.0%	$340,505	100.0%	47,644	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes automotive dealerships.

(c)
Includes ABR from tenants in the following industries: insurance, electricity, media: broadcasting and subscription, forest products and paper, environmental industries and consumer transportation. Also includes square footage for any vacant properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 30

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Diversification by Geography
In thousands, except percentages. Pro rata. As of September 30, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
South
Texas	$57,016	8.3%	8,113	8.8%	$30,205	8.9%	4,854	10.2%
Florida	27,934	4.1%	2,600	2.8%	22,454	6.6%	2,217	4.7%
Georgia	19,049	2.8%	2,928	3.2%	2,954	0.9%	414	0.9%
Tennessee	12,701	1.9%	1,915	2.1%	2,774	0.8%	671	1.4%
Other (b)	9,586	1.4%	1,987	2.2%	6,307	1.9%	1,642	3.4%
Total South	126,286	18.5%	17,543	19.1%	64,694	19.1%	9,798	20.6%

East
North Carolina	19,630	2.9%	4,518	4.9%	10,233	3.0%	2,266	4.8%
New Jersey	19,125	2.8%	1,232	1.3%	8,897	2.6%	736	1.5%
Pennsylvania	18,513	2.7%	2,526	2.8%	7,374	2.2%	1,477	3.1%
New York	18,055	2.6%	1,178	1.3%	758	0.2%	66	0.1%
Massachusetts	14,816	2.2%	1,390	1.5%	10,778	3.2%	1,163	2.4%
Virginia	8,040	1.2%	1,093	1.2%	4,929	1.4%	413	0.9%
Other (b)	23,211	3.4%	4,741	5.2%	6,630	1.9%	1,399	2.9%
Total East	121,390	17.8%	16,678	18.2%	49,599	14.5%	7,520	15.7%

West
California	42,003	6.1%	3,303	3.6%	9,998	2.9%	1,235	2.6%
Arizona	26,362	3.8%	3,049	3.3%	8,111	2.4%	680	1.4%
Colorado	10,710	1.6%	1,268	1.4%	4,676	1.4%	444	0.9%
Other (b)	25,008	3.6%	3,282	3.6%	11,393	3.3%	1,668	3.5%
Total West	104,083	15.1%	10,902	11.9%	34,178	10.0%	4,027	8.4%

Midwest
Illinois	20,990	3.1%	3,246	3.5%	7,583	2.2%	1,678	3.5%
Michigan	11,743	1.7%	1,380	1.5%	7,525	2.2%	988	2.1%
Indiana	9,163	1.3%	1,418	1.6%	3,153	0.9%	433	0.9%
Ohio	8,376	1.2%	1,911	2.1%	4,328	1.3%	934	2.0%
Missouri	7,091	1.0%	1,305	1.4%	3,352	1.0%	324	0.7%
Minnesota	6,856	1.0%	811	0.9%	4,214	1.2%	414	0.9%
Other (b)	17,047	2.5%	3,233	3.5%	6,239	1.8%	1,358	2.9%
Total Midwest	81,266	11.8%	13,304	14.5%	36,394	10.6%	6,129	13.0%
U.S. Total	433,025	63.2%	58,427	63.7%	184,865	54.2%	27,474	57.7%

International
Germany	59,991	8.7%	7,131	7.8%	33,325	9.8%	3,937	8.3%
France	41,962	6.1%	7,619	8.3%	15,029	4.4%	2,965	6.2%
United Kingdom	33,395	4.9%	2,681	2.9%	31,034	9.1%	2,356	4.9%
Spain	28,326	4.1%	2,927	3.2%	28,326	8.3%	2,927	6.1%
Finland	19,807	2.9%	1,588	1.7%	6,993	2.1%	640	1.3%
Poland	17,113	2.5%	2,189	2.4%	1,893	0.6%	362	0.8%
The Netherlands	14,466	2.1%	2,233	2.4%	11,417	3.4%	1,792	3.8%
Australia	11,500	1.7%	3,160	3.4%	11,500	3.4%	3,160	6.6%
Other (c)	25,724	3.8%	3,887	4.2%	16,123	4.7%	2,031	4.3%
International Total	252,284	36.8%	33,415	36.3%	155,640	45.8%	20,170	42.3%
Total (d) (e)	$685,309	100.0%	91,842	100.0%	$340,505	100.0%	47,644	100.0%
________

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W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Other properties within South include assets in Louisiana, Alabama, Arkansas, Mississippi and Oklahoma. Other properties within East include assets in Connecticut, South Carolina, Kentucky, Maryland, New Hampshire and West Virginia. Other properties within West include assets in Alaska, Montana, New Mexico, Nevada, Oregon, Utah, Washington and Wyoming. Other properties within Midwest include assets in Kansas, Wisconsin, Nebraska, Iowa, North Dakota and South Dakota.

(c)	Includes assets in Norway, Austria, Hungary, Thailand, Sweden, Canada, Belgium, Malaysia, Mexico and Japan.

(d)	Includes square footage for any vacant properties.

(e)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of September 30, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
(Uncapped) CPI	$289,685	42.3%	36,275	39.5%	$141,147	41.5%	16,822	35.3%
Fixed	198,212	28.9%	30,022	32.6%	108,923	32.0%	17,323	36.4%
CPI-based	162,518	23.7%	22,147	24.1%	78,699	23.1%	11,873	24.9%
Other (b)	28,225	4.1%	1,981	2.2%	9,622	2.8%	835	1.8%
None	6,669	1.0%	612	0.7%	2,114	0.6%	248	0.5%
Vacant	—	—%	805	0.9%	—	—%	543	1.1%
Total (c)	$685,309	100.0%	91,842	100.0%	$340,505	100.0%	47,644	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Represents leases attributable to percentage rent.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Same Store Analysis
Dollars in thousands. Pro rata.

Same store portfolio includes properties that were owned and continuously in operation during the period from September 30, 2015 to September 30, 2016. Excludes properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of September 30, 2016.

	ABR			Percent
Property Type	As of September 30, 2016	As of September 30, 2015	Increase	Increase
Office	$156,763	$155,143	$1,620	1.0%
Industrial	148,812	147,161	1,651	1.1%
Warehouse	113,214	112,369	845	0.8%
Retail	100,878	100,317	561	0.6%
Self Storage	31,853	31,853	—	—%
Other (a)	47,487	46,870	617	1.3%
Total	$599,007	$593,713	$5,294	0.9%

Rent Adjustment Measure
(Uncapped) CPI	$273,259	$272,230	$1,029	0.4%
Fixed	155,838	153,136	2,702	1.8%
CPI-based	137,487	135,947	1,540	1.1%
Other	27,252	27,229	23	0.1%
None	5,171	5,171	—	—%
Total	$599,007	$593,713	$5,294	0.9%

Geography
U.S.	$367,118	$362,954	$4,164	1.1%
Europe	219,510	218,634	876	0.4%
Other International	12,379	12,125	254	2.1%
Total	$599,007	$593,713	$5,294	0.9%

Same Store Portfolio Summary (b)
Number of properties	793
Square footage (in thousands)	78,940
________

(a)	Includes ABR from tenants with the following property types: education facility, hotel, theater, sports facility and residential.

(b)	Same store categorization is determined by lease.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Leasing Activity
For the three months ended September 30, 2016, except ABR. Pro rata.

Lease Renewals and Extensions						Expected Tenant Improvements/Leasing Commissions ($’000)
			ABR (a)
Property Type	Square Feet	Number of Leases	Prior Lease ($’000s)	New Lease ($'000s) (b)	Releasing Spread		Incremental Lease Term
Industrial	2,151,272	5	$7,205	$6,144	(14.7)%	$—	6.3 years
Office	—	—	—	—	—%	—	N/A
Warehouse	—	—	—	—	—%	—	N/A
Retail	—	—	—	—	—%	—	N/A
Self Storage	—	—	—	—	—%	—	N/A
Other	73,292	1	1,664	2,016	21.2%	3,200	9 years
Total / Weighted Average (c)	2,224,564	6	$8,869	$8,160	(8.0)%	$3,200	6.9 years

Q3 Summary
Prior Lease ABR (% of Total Portfolio)			1.3%

New Leases				Tenant Improvements/Leasing Commissions ($’000)
ABR (a)
Property Type	Square Feet	Number of Leases	New Lease ($'000s) (d)		New Lease Term
Industrial	—	—	$—	$—	N/A
Office	101,601	2	1,315	2,971	10.4 years
Warehouse	—	—	—	—	N/A
Retail	—	—	—	—	N/A
Self Storage	—	—	—	—	N/A
Other	—	—	—	—	N/A
Total / Weighted Average (e)	101,601	2	$1,315	$2,971	10.4 years
________

(a)	Represents cash ABR.

(b)	New Lease amounts are based on in-place rents at time of lease commencement. Does not include any free rent periods.

(c)	Weighted average refers to the incremental lease term.

(d)	Includes ABR for leases commencing in December 2016 and January 2017.

(e)	Weighted average refers to the new lease term.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of September 30, 2016.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Remaining 2016 (b) (c)	5	$8,751	1.3%	749	0.8%
2017	12	9,662	1.4%	1,790	1.9%
2018 (c)	24	36,819	5.4%	7,043	7.7%
2019 (c)	25	33,069	4.8%	3,893	4.2%
2020	25	36,504	5.3%	3,552	3.9%
2021	81	42,107	6.1%	6,639	7.2%
2022	38	66,221	9.7%	8,674	9.4%
2023	16	37,613	5.5%	5,071	5.5%
2024 (c)	45	93,435	13.6%	11,726	12.8%
2025	44	33,147	4.8%	3,645	4.0%
2026	23	21,006	3.1%	3,118	3.4%
2027	27	44,726	6.5%	6,911	7.5%
2028	8	18,232	2.7%	2,128	2.3%
2029	11	19,449	2.8%	2,897	3.2%
Thereafter (>2029)	93	184,568	27.0%	23,201	25.3%
Vacant	—	—	—%	805	0.9%
Total (d)	477	$685,309	100.0%	91,842	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	Two month-to-month leases with ABR totaling $0.3 million are included in 2016 ABR.

(c)
For these periods, includes ABR totaling $26.6 million from a tenant in 15 properties that were held for sale as of September 30, 2016, including $23.8 million from leases expiring in 2018. The properties were sold subsequent to September 30, 2016.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 36

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2016

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of September 30, 2016.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Remaining 2016 (b)	1	$211	0.1%	25	0.1%
2017	7	3,814	1.1%	580	1.2%
2018 (c)	18	24,637	7.2%	4,178	8.8%
2019 (c)	12	8,486	2.5%	1,533	3.2%
2020	11	11,192	3.3%	1,496	3.1%
2021	14	15,226	4.5%	2,252	4.7%
2022	10	15,141	4.4%	2,526	5.3%
2023	8	8,078	2.4%	1,656	3.5%
2024 (c)	16	47,336	13.9%	6,167	12.9%
2025	32	18,454	5.4%	1,524	3.2%
2026	10	11,839	3.5%	1,865	3.9%
2027	16	21,553	6.3%	3,116	6.6%
2028	5	7,346	2.2%	1,230	2.6%
2029	9	17,894	5.2%	2,547	5.4%
Thereafter (>2029)	75	129,298	38.0%	16,406	34.4%
Vacant	—	—	—%	543	1.1%
Total (d) (e)	244	$340,505	100.0%	47,644	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	A month-to-month lease with ABR of $0.3 million is included in 2016 ABR.

(c)
For these periods, includes ABR totaling $13.8 million from a tenant in eight unencumbered properties that were held for sale as of September 30, 2016, including $11.8 million from leases expiring in 2018. The properties were sold subsequent to September 30, 2016.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 37

W. P. Carey Inc.
Investment Management
Third Quarter 2016

Investing for the long runTM | 38

W. P. Carey Inc.
Investment Management – Third Quarter 2016

Selected Information – Managed Programs
Dollars and square footage in thousands. As of or for the three months ended September 30, 2016.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF	CESH I
General
Year established	2007	2013	2010	2015	2015	2016
Total AUM (a) (b)	$5,863,248	$2,095,647	$2,895,724	$1,115,971	$234,721	$38,167

Portfolio
Investment type	Net lease / Diversified REIT	Net lease / Diversified REIT	Lodging REIT	Lodging REIT	BDC	Student Housing
Number of net-leased properties	388	59	N/A	N/A	N/A	N/A
Number of operating properties	38	75	35	9	N/A	1
Number of tenants – net-leased properties (c)	116	102	N/A	N/A	N/A	N/A
Square footage (c)	41,703	9,615	6,848	2,456	N/A	N/A
Occupancy (d)	99.7%	100.0%	79.1%	81.0%	N/A	N/A
Acquisitions – third quarter	$31,174	$—	$1,150	$399,782	N/A	—
Dispositions – third quarter	154,044	—	—	—	N/A	—

Balance Sheet (Book Value)
Total assets	$4,762,887	$2,231,546	$2,503,975	$1,124,429	$236,309	$37,848
Total debt	2,067,196	1,145,632	1,479,499	571,637	95,387	724
Total debt / total assets	43.4%	51.3%	59.1%	50.8%	40.4%	1.9%

Investor Capital
Gross offering proceeds – third quarter (e)	N/A	N/A	N/A	$65,413	$38,613	$41,761
Status	Closed	Closed	Closed	Open	Open	Open
Amount raised:
Initial offering (e)	$1,537,187	$1,243,518	$575,810	$535,775	$91,229	$41,761
Follow-on offering (e)	1,347,280	N/A	577,358	N/A	N/A	N/A
________

(a)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF and CESH I.

(b)	CCIF Total AUM includes $50.0 million of initial investment, including $25.0 million made by W. P. Carey Inc. Management fees are not paid on this portion of Total AUM.

(c)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties. For CESH I, the lone investment is a build-to-suit project. Gross square footage cannot be determined at this time.

(d)
Represents occupancy for net-leased properties for CPA®:17 – Global and single-tenant net-leased properties for CPA®:18 – Global. Represents occupancy for hotels owned by CWI 1 and CWI 2 for the nine months ended September 30, 2016. Occupancy for CPA®:17 – Global's 37 self-storage properties was 92.3% as of September 30, 2016. Occupancy for CPA®:18 – Global's 67 self-storage properties and eight multi-family properties was 91.3% and 94.9%, respectively, as of September 30, 2016. CPA®:18 – Global’s multi-tenant net-leased properties had an occupancy of 97.4% and square footage of 0.4 million.

(e)
Excludes distribution reinvestment plan proceeds. Net distribution reinvestment plan proceeds for the three months ended September 30, 2016 were $15.1 million for CPA®:17 – Global, $8.2 million for CPA®:18 – Global, $7.4 million for CWI 1, $2.9 million for CWI 2 and $0.7 million for CCIF.

Investing for the long runTM | 39

W. P. Carey Inc.
Investment Management – Third Quarter 2016

Managed Programs Fee Summary
Dollars in thousands. For the three months ended September 30, 2016.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF (a)	CESH I (b)	Total
Year established	2007	2013	2010	2015	2015	2016
Status	Closed	Closed	Closed	Open	Open	Open

1. Structuring Fees
Structuring fee, gross (% of total aggregate cost)	4.50% (c)	4.50% (c)	2.50%	2.50%	N/A	2.00%
Net of subadvisor fees (d)	4.50%	4.50%	2.00%	1.875%	N/A	2.00%
Gross acquisition volume - third quarter	$31,174	$—	$1,150	$399,782	N/A	$—	$432,106
Structuring revenue - third quarter	$1,390	$180	$611	$10,120	N/A	$—	$12,301

2. Asset Management Fees
Asset management fee, gross (% of average AUM, per annum)	0.50% (e)	0.50% (e)	0.50% (e)	0.55% (e)	1.75% - 2.00% (f)	1.00% (g)
Net of subadvisor fees (d)	0.50%	0.50%	0.40%	0.41%	0.875% - 1.00%	1.00%
Total AUM - current quarter	$5,863,248	$2,095,647	$2,895,724	$1,115,971	$234,721	$38,167	$12,243,478
Total AUM - prior quarter	$5,785,414	$2,054,241	$2,887,508	$813,694	$168,391	$—	$11,709,248
Average AUM	$5,824,331	$2,074,944	$2,891,616	$964,833	$201,556	$19,084	$11,976,363
Asset management revenue - third quarter	$7,489	$2,547	$3,560	$1,302	$1,044	$13	$15,978	(h)

3. Operating Partnership Interests (i)
Operating partnership interests, gross (% of Available Cash)	10.00%	10.00%	10.00%	10.00%	N/A	N/A
Net of subadvisor fees (d)	10.00%	10.00%	8.00%	7.50%	N/A	N/A
Equity in earnings of equity method investments in the Managed Programs and real estate (profits interest) - third quarter	$5,276	$1,662	$2,838	$1,100	N/A	N/A	$10,876

4. Distribution Fees / Expenses
Dealer manager fee	We receive a dealer manager fee for the sale of shares in the Managed Programs, a portion of which may be re-allowed to selected broker dealers.
Selling commission	We receive selling commissions for the sale of shares in the Managed Programs, which are re-allowed to selected broker dealers.
Distribution and shareholder servicing fee
We receive an annual distribution and shareholder servicing fee in connection with shares of CPA®:18 – Global’s Class C common stock, CWI 2’s Class T common stock and CCIF 2016 T’s common stock, which may be re-allowed to selected broker dealers.

Dealer manager fees received (revenues) - third quarter	$—	$—	$—	$834	$584	$395	$1,835	(j)
Dealer manager fees paid and expenses (operating) - third quarter	$—	$—	$—	$1,353	$926	$735	$3,028	(k)
Net impact of dealer manager fees and expenses - third quarter	$—	$—	$—	$(519)	$(342)	$(340)	$(1,193)	(j) (k)
________

(a)
In addition to the fees shown, we may earn incentive fees on income and capital gains. Incentive fees on income are paid quarterly, if earned, and are calculated as the sum of (i) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital and (ii) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital. The incentive fee on capital gains is paid annually, if earned, and is equal to 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, of previously paid incentive fees on capital gains.

(b)
In addition to the fees shown, and in lieu of reimbursing us for organization and offering costs, we receive limited partnership units of CESH I equal to 2.5% of gross offering proceeds. We may also receive distributions from CESH I upon liquidation of the fund in an amount potentially equal to 20% of available cash after the limited partners have received certain cumulative distributions. Also, we structured an investment for CESH I of $30.6 million during the three months ended June 30, 2016, at which time we consolidated CESH I and, therefore, did not recognize structuring revenue from this investment during the period or include CESH I assets in assets under management as of June 30, 2016. We deconsolidated CESH I during the three months ended September 30, 2016 and recognized a gain on deconsolidation of $1.9 million, of which $0.5 million represented such structuring fees.

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W. P. Carey Inc.
Investment Management – Third Quarter 2016

(c)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

(d)
The subadvisors for CWI 1, CWI 2, and CCIF earn a percentage of gross fees recorded, which are expenses for us and are recorded as Subadvisor fees in our consolidated statements of income. The amounts paid to the subadvisors are the difference between gross and net fees.

(e)
Based on average market value of assets. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of CWI 1 and CWI 2’s stock for asset management fees due, while the CPA® REITs have an option to pay asset management fees in cash or shares upon our recommendation. Asset management fees are recorded in Asset management revenue in our consolidated financial statements.

(f)
Based on average of gross assets at the end of the two most recently completed calendar months. Management fees are incurred at 2.00% on portion of assets below $1.0 billion; 1.875% on portion of assets between $1.0 billion and $2.0 billion; and 1.75% on portion of assets above $2.0 billion.

(g)	Based on gross assets at fair value.

(h)	Total asset management revenue includes approximately $23,000 of other fees not related to the Managed Programs.

(i)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners. Recorded in Equity in earnings of equity method investments in the Managed Programs and real estate in our consolidated financial statements.

(j)	Total dealer manager fees received includes approximately $22,000 representing an immaterial true-up from a prior quarter’s activity.

(k)	Total dealer manager fees paid includes approximately $14,000 of other fees not related to the Managed Programs.

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W. P. Carey Inc.
Investment Management – Third Quarter 2016

Investment Activity – Managed Programs
Dollars in thousands. Pro rata. For the nine months ended September 30, 2016.

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q16
CPA®:17 – Global	Jacksonville University (a)	Jacksonville, FL	$18,263	Jan-16	Student Housing	65,450
CPA®:17 – Global (2 properties)	Matthew Warren, Inc.(a)	Houston, TX	8,848	Feb-16	Industrial	139,560
CPA®:18 – Global	University of Ghana (b)	Accra, Ghana	65,681	Feb-16	Education Facility	BTS
1Q16 Total			92,792			205,010

2Q16
CPA®:17 – Global (6 properties)	Civitas Media, LLC	Various, United States	11,957	Apr-16	Industrial	240,743
CPA®:17 – Global	FM Slovenska, s.r.o. (b) (c)	Sered, Slovakia	9,609	Apr-16	Warehouse	BTS
2Q16 Total			21,566			240,743

3Q16
CPA®:17 – Global	Master Lock (a)	Oak Creek, WI	17,720	Sep-16	Industrial	120,883
CPA®:17 – Global	First Solar, Inc. (a)	Perrysburg, OH	13,454	Sep-16	Warehouse	391,662
3Q16 Total			31,174			512,545

Year-to-Date Total Acquisitions – Net-Leased Properties			145,532			958,298

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (a)	Closing Date
1Q16
CPA®:18 – Global	Kissimmee, FL	6,619	Jan-16
CPA®:18 – Global	Avondale, LA	6,137	Jan-16
CPA®:18 – Global	Gilroy, CA	11,807	Feb-16
1Q16 Total		24,563

2Q16
CPA®:18 – Global (5 properties)	Various, United States	51,063	Apr-16
CPA®:17 – Global (5 properties) (acquired remaining 15.0% interest)	New York, NY	25,662	Apr-16
CPA®:18 – Global (b) (c)	Ontario, Canada	15,533	May-16
2Q16 Total		92,258

3Q16 (N/A)

Year-to-Date Total Acquisitions – Self-Storage Properties		116,821

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W. P. Carey Inc.
Investment Management – Third Quarter 2016

Investment Activity – Managed Programs (continued)
Dollars in thousands. Pro rata. For the nine months ended September 30, 2016.

Acquisitions – Hotels
Portfolio(s)	Property Location(s)	Purchase Price	Closing Date
1Q16
CWI 2 (a)	Bellevue, WA	186,950	Jan-16
CWI 1 (acquired remaining 25.0% interest) (d)	Sonoma, CA	21,087	Feb-16
CWI 1 (a)	Manchester Village, VT	86,314	Feb-16
1Q16 Total		294,351

2Q16
CWI 2 (a)	Rosslyn, VA	59,517	Jun-16
2Q16 Total		59,517

3Q16
CWI 2 (a)	San Jose, CA	165,288	Jul-16
CWI 2 (a)	La Jolla, CA	146,630	Jul-16
CWI 1 (e)	Manchester Village, VT	1,150	Aug-16
CWI 2 (a)	Atlanta, GA	87,864	Aug-16
3Q16 Total		400,932

Year-to-Date Total Acquisitions – Hotels		754,800

Acquisitions – Student Housing
Portfolio(s)	Property Location(s)	Purchase Price	Closing Date
1Q16 (N/A)

2Q16
CESH I (b) (c) (f)	Lisbon, Portugal	30,603	May-16
2Q16 Total		30,603

3Q16 (N/A)

Year-to-Date Total Acquisitions – Student Housing		30,603

Year-to-Date Total Acquisitions		$1,047,756

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W. P. Carey Inc.
Investment Management – Third Quarter 2016

Investment Activity – Managed Programs (continued)
Dollars in thousands. Pro rata. For the nine months ended September 30, 2016.

Dispositions
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date
1Q16
CPA®:17 – Global (3 properties)	Safeguard Self-Storage	Miami, Palm Harbor, and St. Petersburg, FL	$47,925	Mar-16
1Q16 Total			47,925

2Q16
CPA®:17 – Global (5 properties)	CubeSmart Self Storage	Mobile, AL; Baton Rouge and Slidell, LA; and Gulfport, MS	25,614	Apr-16
CPA®:17 – Global (4 properties)	Odessa Storage	Midland and Odessa, TX	37,500	Jun-16
2Q16 Total			63,114

3Q16
CPA®:17 – Global (22 properties)	A-American Self Storage and National Self Storage	Various, California	154,044	Aug-16
3Q16 Total			154,044

Year-to-Date Total Dispositions			$265,083
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(c)	Amount reflects the applicable exchange rate on the date of the transaction.

(d)	Purchase price includes acquisition-related costs and fees, which were expensed.

(e)
Acquisition is a property adjacent to the hotel in Manchester Village, Vermont acquired by CWI 1 in February 2016, which CWI 1 intends to renovate to create additional available rooms and event space at the hotel.

(f)
In May 2016, we structured this investment on behalf of CESH I, a limited partnership which we consolidated as of the date of acquisition. During the three months ended September 30, 2016, we deconsolidated CESH I.

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W. P. Carey Inc.
Appendix
Third Quarter 2016

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W. P. Carey Inc.
Appendix – Third Quarter 2016

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Sep. 30, 2016
Consolidated Lease Revenues
Total lease revenues – as reported	$163,786
Less: Consolidated Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	4,587
159,199

Plus: NOI from Operating Properties
Hotels NOI	2,918

162,117

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,759
Less: Pro rata share of NOI attributable to noncontrolling interests	(5,746)
(987)

161,130

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	11,979
Less: Straight-line rent amortization	(4,696)
Add: Other non-cash items	54
7,337

Pro Rata Cash NOI (a)	168,467

Adjustment to normalize for intra-period acquisitions and dispositions (b)	(1,226)

Normalized Pro Rata Cash NOI (a)	$167,241
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)	For properties disposed of during the three months ended September 30, 2016, the adjustment eliminates our pro rata share of cash NOI for the period.

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W. P. Carey Inc.
Appendix – Third Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Consolidated – Last Five Quarters
In thousands.

	Three Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015
Net income attributable to W. P. Carey	$110,943	$51,661	$57,439	$51,049	$21,745

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	62,802	66,581	84,452	74,237	75,512
Interest expense	44,349	46,752	48,395	49,001	49,683
Provision for (benefit from) income taxes	3,154	(8,217)	525	17,270	3,361
EBITDA (a)	221,248	156,777	190,811	191,557	150,301

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Impairment charges	14,441	35,429	—	7,194	19,438
Above- and below-market rent intangible and straight-line rent adjustments	7,927	9,908	(3,409)	4,270	8,940
Stock-based compensation expense	4,356	4,001	6,607	5,562	3,966
Unrealized (gains) losses (b)	(2,760)	536	(3,274)	1,189	(1,523)
Allowance for credit losses	—	—	7,064	8,748	—
	23,964	49,874	6,988	26,963	30,821
Adjustments for Non-Core Items (c)
Gain on sale of real estate, net	(49,126)	(18,282)	(662)	(3,507)	(1,779)
Loss (gain) on extinguishment of debt	2,072	(112)	1,925	7,950	(2,305)
Property acquisition and other expenses (d)	—	146	5,650	4,905	4,130
Restructuring and other compensation (e)	—	452	11,473	—	—
Merger (income) expenses (f)	—	(353)	(84)	(25,002)	630
Other (g)	523	2,439	(25,407)	(14,312)	239
	(46,531)	(15,710)	(7,105)	(29,966)	915
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,795	1,781	1,714	1,418	1,866
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(5,363)	(5,225)	(3,180)	(1,067)	(4,960)
	(3,568)	(3,444)	(1,466)	351	(3,094)
Adjustments for Equity Investments in the Managed Programs (i)
Add: Distributions received from equity investments in the Managed Programs	2,773	(321)	4,939	2,524	1,909
Less: (Income) loss from equity investments in the Managed Programs	(2,716)	(3,069)	(873)	1,242	711
	57	(3,390)	4,066	3,766	2,620

Adjusted EBITDA (a)	$195,170	$184,107	$193,294	$192,671	$181,563
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 include expenses related to our formal strategic review of $(0.2) million, $5.5 million, $4.5 million and $1.2 million, respectively.

(e)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(f)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

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W. P. Carey Inc.
Appendix – Third Quarter 2016

(g)
Other for the three months ended March 31, 2016 and December 31, 2015 includes $27.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

.

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W. P. Carey Inc.
Appendix – Third Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Owned Real Estate – Last Five Quarters
In thousands.

	Three Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015
Net income from Owned Real Estate attributable to W. P. Carey	$99,972	$51,404	$60,546	$45,033	$20,598

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	61,740	65,457	83,360	73,189	74,529
Interest expense	44,349	46,752	48,395	49,001	49,683
Provision for (benefit from) income taxes	530	(9,410)	2,088	10,129	5,247
EBITDA - Owned Real Estate (a)	206,591	154,203	194,389	177,352	150,057

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Impairment charges	14,441	35,429	—	7,194	19,438
Above- and below-market rent intangible and straight-line rent adjustments	7,927	9,908	(3,409)	4,270	8,940
Unrealized (gains) losses (b)	(2,531)	147	(3,308)	1,018	(1,628)
Stock-based compensation expense	1,572	907	1,837	1,929	1,468
Allowance for credit losses	—	—	7,064	8,748	—
	21,409	46,391	2,184	23,159	28,218
Adjustments for Non-Core Items (c)
Gain on sale of real estate, net	(49,126)	(18,282)	(662)	(3,507)	(1,779)
Loss (gain) on extinguishment of debt	2,072	(112)	1,925	7,950	(2,305)
Restructuring and other compensation (d)	—	(13)	4,426	—	—
Property acquisition and other expenses (e)	—	431	2,981	3,879	3,012
Merger (income) expenses (f)	—	(353)	(84)	(25,002)	630
Other (g)	523	2,421	(25,440)	(14,307)	192
	(46,531)	(15,908)	(16,854)	(30,987)	(250)
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,795	1,781	1,714	1,418	1,866
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(5,363)	(5,225)	(3,180)	(1,067)	(4,960)
	(3,568)	(3,444)	(1,466)	351	(3,094)
Adjustments for Equity Investments in the Managed Programs (i)
Add: Distributions received from equity investments in the Managed Programs	2,299	(321)	4,810	1,753	1,845
Less: (Income) loss from equity investments in the Managed Programs	(1,618)	(2,540)	(1,028)	68	(229)
	681	(2,861)	3,782	1,821	1,616

Adjusted EBITDA - Owned Real Estate (a)	$178,582	$178,381	$182,035	$171,696	$176,547
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)
Amounts for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 include expenses related to our formal strategic review of $0.1 million, $2.8 million, $3.5 million and $0.1 million, respectively.

(f)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

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W. P. Carey Inc.
Appendix – Third Quarter 2016

(g)
Other for the three months ended March 31, 2016 and December 31, 2015 includes $27.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

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W. P. Carey Inc.
Appendix – Third Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Investment Management – Last Five Quarters
In thousands.

	Three Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015
Net income (loss) from Investment Management attributable to W. P. Carey	$10,971	$257	$(3,107)	$6,016	$1,147

Adjustments to Derive Consolidated EBITDA
Provision for (benefit from) income taxes	2,624	1,193	(1,563)	7,141	(1,886)
Depreciation and amortization	1,062	1,124	1,092	1,048	983
EBITDA - Investment Management (a)	14,657	2,574	(3,578)	14,205	244

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Stock-based compensation expense	2,784	3,094	4,770	3,633	2,498
Unrealized (gains) losses (b)	(229)	389	34	171	105
	2,555	3,483	4,804	3,804	2,603
Adjustments for Non-Core Items (c)
Restructuring and other compensation (d)	—	465	7,047	—	—
Property acquisition and other expenses (e)	—	(285)	2,669	1,026	1,118
Other	—	18	33	(5)	47
	—	198	9,749	1,021	1,165

Adjustments for Equity Investments in the Managed Programs (f)
Add: Distributions received from equity investments in the Managed Programs	474	—	129	771	64
Less: (Income) loss from equity investments in CCIF	(1,098)	(529)	155	1,174	940
	(624)	(529)	284	1,945	1,004

Adjusted EBITDA - Investment Management (a)	$16,588	$5,726	$11,259	$20,975	$5,016
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)
Amounts for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 include expenses related to our formal strategic review of $(0.3) million, $2.7 million, $1.0 million and $1.1 million, respectively.

(f)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

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W. P. Carey Inc.
Appendix – Third Quarter 2016

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to nor a substitute for net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property, impairment charges on real estate, and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly-owned investments. Adjustments for unconsolidated partnerships and jointly-owned investments are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses such as property acquisition and other expenses, which includes costs recorded related to the restructuring of Hellweg 2 and our formal strategic review, the reversal of liabilities for German real estate transfer taxes that were previously recorded in connection with the CPA®:15 merger, certain lease termination income, and expenses related to restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements. We also exclude realized gains/losses on foreign exchange transactions, other than those realized on the settlement of foreign currency derivatives, which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process and excluding these items provides investors a view of our portfolio performance over time and makes it more comparable to other REITs which are currently not engaged in acquisitions, mergers and restructuring which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP or as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to acquisitions purchased during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

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W. P. Carey Inc.
Appendix – Third Quarter 2016

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 merger, which are considered non-core, and gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, which we do not control, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of the date of this report. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties.

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